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                                                                   EXHIBIT 10.2

                               AMENDMENT AGREEMENT

         ENTERED INTO by and among AMERICAN HEALTHWAYS SERVICES, INC., a Delaware corporation ("AHS"), AMERICAN HEALTHWAYS MANAGEMENT, INC., a Delaware corporation ("AHM"), ARTHRITIS AND OSTEOPOROSIS CARE CENTER, INC., a Delaware corporation ("AOCC") (herein AHS, AHM, AOCC shall be collectively referred to as the "Loan Parties"), and SUNTRUST BANK ("Lender"), as of this 12th day of May, 2000.

                                    RECITALS:

         1. Each of the Loan Parties executed in favor of Lender certain Guarantys and Assignment and Security Agreements dated January 4, 2000 (the "Loan Documents").

         2. The Loan Documents were executed in connection with certain credit extended by Lender to American Healthways, Inc., a Delaware corporation, formerly known as American Healthcorp, Inc.

         3. The Loan Parties and the Lender desire to amend the Loan Documents as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1. Each of the Guarantys and Assignment and Security Agreements shall be amended as follows:

                  (i) The definition of "Borrower" as used in Section 1.01(a) of the Guarantys shall be amended and restated as follows:

                           (a) "Borrower" means American Healthways, Inc., a
                  Delaware corporation, formerly known as American Healthcorp, Inc.

                  (ii) The definition of "Guaranteed Obligations" as used in
         Section 1.01(d) of the Guarantys shall be amended and restated as follows:

                           (d) "Guaranteed Obligations" means any and all
                  obligations of any kind and character whatsoever of Borrower to Lender evidenced by or arising out of or in connection with: (i) that certain Revolving Credit Note dated January 4, 2000 issued by Borrower to the order of Lender in the original principal amount of $6,000,000.00 and together with all future amendments thereto; (ii) those certain LC Documents as defined in that certain Credit Agreement between Borrower and Lender dated January 4, 2000, as amended from time to time; (iii) all obligations and liabilities of the Borrower to Lender arising under or out of that certain Credit Agreement between Borrower and Lender dated January 4, 2000, as amended from time to time; and (iv) any loan agreement, security agreements, assignments, or other agreements between

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                  Borrower and Lender executed in connection with the
                  above-referenced Credit Agreement.

                  (iii) The definition of "Borrower" as used in each of the Assignment and Security Agreements shall mean American Healthways, Inc., a Delaware corporation, formerly known as American Healthcorp, Inc.

                  (iv) Section 2(a) of each of the Assignment and Security Agreements shall be amended and restated as follows:

                           (a) Prompt payment when due (whether at maturity or
                  upon the acceleration of maturity) of: (i) all obligations and liabilities of Borrower to Secured Party arising under or in connection with that certain Credit Agreement executed between Borrower and Secured Party dated January 4, 2000 as such may be amended from time to time thereafter (the "Credit Agreement"); (ii) indebtedness for borrowed money in the original principal amount of $6,000,000 as evidenced by the Revolving Credit Note, as such term is defined in the Credit Agreement, together with all amendments, extensions, or modifications thereof (the "Note"); and (iii) all obligations arising under or in connection with the LC Documents, as such term is defined in the Credit Agreement.

         2. The Loan Documents are not amended in any other respect.

         3. The Loan Parties reaffirm their obligations under the Loan Documents, and the Loan Parties agree that such obligations are valid and binding, enforceable in accordance with their respective terms.

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         ENTERED INTO as of the date first above written.


                                    LOAN PARTIES:

                                    AMERICAN HEALTHWAYS SERVICES, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    AMERICAN HEALTHWAYS MANAGEMENT, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    ARTHRITIS AND OSTEOPOROSIS CARE CENTER, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    LENDER:

                                    SUNTRUST BANK

                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------